Exhibit 1.1

ENERGY EAST CORPORATION

$250,000,000 6.75% NOTES DUE JULY 15, 2036

UNDERWRITING AGREEMENT

August 14, 2006

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
for themselves and as Representatives for the Underwriters
    named in Schedule A, attached hereto

c/o	J.P. Morgan Securities Inc.
270 Park Avenue
New York, NY 10017

Ladies and Gentlemen:

Energy East Corporation, a corporation duly organized and existing under the laws of the State of New York (the "Company"), proposes to issue and sell $250,000,000 aggregate principal amount of 6.75% Notes due July 15, 2036 (the "Securities"). The Company hereby agrees with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (together, the "Representatives"), and each of the other Underwriters named in Schedule A hereto (collectively, including the Representatives, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 8 hereof) as follows:

1.   The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)   The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-106292), which contains a base prospectus (the “Base Prospectus”), to be used in connection with the public offering and sale of certain of the Company’s securities, including the Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, at each time of effectiveness under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” Any preliminary prospectus supplement to the Base Prospectus that describes the Securities and the offering thereof and is used prior to filing of the Prospectus is called, together with the Base Prospectus, a “preliminary prospectus.” The term “Prospectus” shall mean the final prospectus supplement, together with the Base Prospectus, relating to the Securities that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto (the

“Execution Time”). Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act; any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. All references in this Agreement to the Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include the versions of such documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(b)   (i) At the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (ii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, and (iii) at the Execution Time (with such date being used as the determination date for purposes of this clause (iii)), the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act.

(c)   Except for the order of the Commission with respect to the effectiveness of the Registration Statement referred to in paragraph (a) above, no consent, approval, authorization, order, registration or qualification of or with any federal or state commission, court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the indenture, dated as of August 31, 2000 between the Company and JPMorgan Chase Bank N.A. (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as supplemented and as to be further supplemented by a supplemental indenture relating to the Securities (the indenture, as supplemented, the "Indenture"), except such approvals as have been, or will have been, prior to the Time of Delivery (as defined below), obtained under the Securities Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and a copy of the order heretofore entered by the Commission with respect to the effectiveness of the Registration Statement has been or will be delivered to Underwriters;

(d)   The term “Disclosure Package” shall mean (i) the Base Prospectus, including any preliminary prospectus supplement, as amended or supplemented immediately prior to the Applicable Time, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule B hereto, (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (iv) the Final Term Sheet (as defined in Section 4(f) hereof) which also shall be identified in Schedule B hereto. As of 1:30 p.m. (Eastern time) on the date of this Agreement (the “Applicable Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof.

(e)   The documents incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(f)   The Registration Statement, the Prospectus and the Disclosure Package conform, and any further amendments or supplements to the Registration Statement, the Prospectus or the Disclosure Package will conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective dates as to the Registration Statement and any amendment thereto and as of the applicable filing date and the Time of Delivery as to the Prospectus and the Disclosure Package and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Prospectus or the Disclosure Package as amended or supplemented, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof;

(g)   The consolidated financial statements filed with or as part of the Registration Statement, the Prospectus and the Disclosure Package present fairly the financial position, results of operations and changes in financial position of the Company and its subsidiaries at the dates and for the periods indicated, all in conformity with generally accepted accounting principles in the United States, consistently applied through the periods involved, and the Company has no material contingent obligation which is not disclosed in the Registration Statement, the Prospectus and the Disclosure Package;

(h)   Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would result in any material adverse change, or any development involving a prospective material adverse change in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the Prospectus and the Disclosure Package; and, since the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been any change in the capital stock (other than pursuant to the Company's common stock repurchase program, or its dividend reinvestment and other common stock or employee benefit plans) or long-term debt of the Company or any of its Significant Subsidiaries (as defined below), or any material adverse change, or any development involving a prospective material adverse change in, or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the Prospectus and the Disclosure Package. The term “Significant Subsidiaries” shall have the meaning as defined in Rule 1-02 of Regulation S-X and shall be deemed to include New York State Electric & Gas Corporation, Rochester Gas and Electric Corporation, Central Maine Power Company, Connecticut Natural Gas Corporation and The Southern Connecticut Gas Company;

(i)   Neither any Issuer Free Writing Prospectus nor the Final Term Sheet, as of its issue date and at all subsequent times through the completion of the offering or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, included, includes or will include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or the Disclosure Package, including any document incorporated by reference therein that has not been superseded or modified. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Prospectus or the Disclosure Package, including any document incorporated by reference therein that has not been superseded or modified, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(j)   The Company has not distributed and will not distribute, prior to the later of the Time of Delivery and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives and included in Schedule B hereto or the Registration Statement.

(k)   (i) At the earliest time after the filing of the Registration Statement relating to the Securities that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) and (ii) as of the Execution Date (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

(l)   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(m)   Each Significant Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the power and authority (corporate and other) to own its property and to conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; except as described in the Registration Statement, the Prospectus and the Disclosure Package, each Significant Subsidiary of the Company holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business;

(n)   The Company has an authorized capitalization as set forth in the Registration Statement, the Prospectus and the Disclosure Package, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(o)   All of the issued shares of common stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim;

(p)   This Agreement has been duly authorized, executed and delivered by the Company;

(q)   The Securities have been duly authorized, and, when duly executed, authenticated, issued and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity) and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery (as defined in Section 3 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Indenture and the Securities conform to the descriptions thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

(r)   The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

(s)   The statements set forth in the Registration Statement, the Prospectus and the Disclosure Package under the captions "Description of Securities—Senior Debt Securities" and "Description of the Notes," insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Plan of Distribution" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(t)   Neither the Company nor any of its Significant Subsidiaries is in violation of its certificate of incorporation or by-laws, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contracts, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject;

(u)   Other than as set forth in the Registration Statement, the Prospectus and the Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or are otherwise material in the context of the sale of the Securities; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(v)   The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

(w)   PricewaterhouseCoopers LLP, who has certified certain consolidated financial statements of the Company, is a registered independent public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder;

(x)   Other than as set forth in the Registration Statement, the Prospectus and the Disclosure Package, the Company and its Significant Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(y)   There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement;

(z)   The Company and each of its Significant Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

(aa)   Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting, as defined in Rule 13a-15(f) under the Exchange Act, (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2.   On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of Securities set forth in Schedule A hereto opposite to its name at a purchase price equal to 99.487% of the aggregate principal amount of the Securities, plus accrued interest from July 24, 2006 to the Time of Delivery.

The obligation of the Underwriters to purchase the Securities, at the purchase price set forth above, and (notwithstanding any other agreement) the obligations of the Underwriters to and amongst themselves, shall be satisfied by J.P. Morgan Securities Inc. delivering $248,717,500 to the Company in exchange for the Securities. Each Underwriter has authorized J.P. Morgan Securities Inc. (for such Underwriter's account) to make payment of the purchase price for the Securities as set forth in Schedule A in accordance with the procedures set forth in this paragraph. The several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

3.   The Securities to be delivered to the Underwriters hereunder will be represented by one or more global certificates in book-entry form which will be deposited by, or on behalf of, the Company with, and shall be registered in the name of, DTC or its designated custodian. The Company will deliver the Securities to the Underwriters at the offices of Nixon Peabody LLP, New York, New York, against payment of the purchase price as specified in Section 2, at 9.30 a.m., New York City time, on August 17, 2006 or such other date and time as the Company and J.P. Morgan Securities Inc. may agree upon in writing (such date and time, the “Time of Delivery”). The Company will cause the certificates representing the Securities to be made available to the Underwriters for checking at least twenty four hours prior to the Time of Delivery at the offices of Nixon Peabody LLP.

4.   The Company covenants and agrees with each of the Underwriters:

(a)   As soon as reasonably possible after the execution and delivery of this Agreement, to prepare the Prospectus as amended or supplemented in a form approved by the Representatives, setting forth, among other things, the necessary information with respect to the terms of the offering of the Securities and file such Prospectus with the Commission pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second business day following the date hereof or, if applicable, such earlier time as may be required by Rule 424(b); to make any other required filings pursuant to Rule 424(b) or 433 under the Securities Act; to make no further amendment or any supplement to the Registration Statement, the Disclosure Package or Prospectus as amended or supplemented after the date hereof and prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof (other than the filing of any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference in the Registration Statement, the Disclosure Package or Prospectus); to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Underwriters with copies thereof, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)   Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)   During the Prospectus Delivery Period (as defined in Section 4(d) below), to furnish the Representatives with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request;

(d)   During the period beginning on the Applicable Time and ending on the later of the Time of Delivery or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Representatives reasonably object.

(e)   If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of the Representatives it is otherwise necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representatives of any such event or condition and (ii) promptly prepare (subject to Section 4(d) and Section 4(g)), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in light of the circumstances then prevailing or under which they were made, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

(f)   The Company will prepare a final term sheet containing only a description of the Securities, in the form of Schedule C hereto, and the Company will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the “Final Term Sheet”).

(g)   The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representatives, it will not make, any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the

Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule B hereto. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(h)   The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in each of Registration Statement, the Prospectus and the Disclosure Package.

(i)   If immediately prior to the third anniversary (the “Renewal Deadline”) of December 1, 2005, any of the Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new shelf registration statement relating to the Securities which shall be an automatic shelf registration statement, in a form satisfactory to the Representatives. If the Company is not eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Securities, in a form satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 150 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(j)   To make generally available to its securityholders as soon as practicable, but in any event not later than 16 months after the date hereof, an earnings statement of the Company and its subsidiaries (which need not be audited) covering a period of at least 12 months after the date hereof and complying with Section 11 (a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

(k)   During the period beginning from the date hereof and continuing to and including the later of (i) the termination of trading restrictions for the Securities, as notified to the Company by the Underwriters and (ii) the time of delivery of the securities by the Underwriters to subsequent purchasers as set forth on the cover of the Prospectus Supplement, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such time of delivery referred to in clause (ii) and which are substantially similar to such Securities, without the prior written consent of the Representatives on behalf of the Underwriters.

5.   The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the issuance, offering, sale, exchange and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any trustee and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 5, and Sections 7 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

6.   The obligations of the Underwriters shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package as amended or supplemented are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)   For the period from and after the Execution Time and prior to the Time of Delivery:

(i)   the Company shall have filed any preliminary prospectus and the Prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective;

(ii)   the Final Term Sheet, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433 and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction; and

(iii)   no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(b)   Nixon Peabody LLP, counsel for the Underwriters, shall have furnished to the Underwriters their opinion, dated the Time of Delivery, with respect to the Company being duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, the matters covered in paragraphs (v), (vi), (vii), (xi) and the last paragraph of subsection (c) below, as well as such other matters as the Representatives on the behalf of the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

(c)   LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Company, shall have furnished to the Underwriters their opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives on behalf of the Underwriters, to the effect that:

(i)   The Company is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(ii)   Each Significant Subsidiary of the Company is validly existing as a corporation in good standing under the laws of the state in which it is incorporated, has the corporate power and authority to own its property and conduct its business as described in the Disclosure Package and the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(iii)   All of the issued shares of common stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim;

(iv)   To such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or are otherwise material in the context of the sale of the Securities; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(v)   This Agreement has been duly authorized, executed and delivered by the Company;

(vi)   The Securities have been duly authorized, executed, issued and delivered and, assuming due authentication by the Trustee, constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Securities are entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Disclosure Package and Prospectus as amended or supplemented;

(vii)   The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act;

(viii)   The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound, nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company;

(ix)   No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement and the Indenture, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(x)   To such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries is in violation of its by-laws or certificate of incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, lease or other instrument to which it is a party or by which it is bound or to which any of its property or assets is subject;

(xi)    The statements set forth in the Disclosure Package, taken as a whole, and the Prospectus under the captions "Description of Securities—Senior Debt Securities" and "Description of the Notes," insofar as they purport to constitute a summary of the terms of the Securities and the Indenture, fairly summarize the matters described therein in all material respects;

(xii)   The Company is not an "investment company," as such term is defined in the Investment Company Act;

(xiii)   The documents incorporated by reference in the Disclosure Package and the Prospectus as amended or supplemented (other than the financial statements, including the notes thereto, related schedules and other financial or accounting information contained therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder;

(xiv)   The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes thereto, related schedules and other financial or accounting information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder; and

(xv)   The Registration Statement has been declared effective by the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration

Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to such counsel’s knowledge, are contemplated or threatened by the Commission.

In addition, such counsel will provide in a separate letter a statement that such counsel has reviewed the Registration Statement, the Disclosure Package and the Prospectus as amended or supplemented, participated in discussions with the Representatives and the Company and its accountants at which the contents of the Registration Statement, the Disclosure Package and the Prospectus as amended or supplemented and related matters were discussed; on the basis of the information that such counsel gained in the course of the performance of their services referred to above, although such counsel shall not be deemed to be passing upon and shall not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Final Prospectus and shall not be required to have made an independent check or verification thereof (except as described in paragraphs (vi) and (xi) hereof), on the basis of the foregoing, no facts have come to the attention of such counsel in the course of such review which have caused such counsel to believe that, (A) as of its respective effective dates, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes thereto, related schedules and other financial or accounting information contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (B) as of the Applicable Time, the Disclosure Package (other than the financial statements, including the notes thereto, related schedules and other financial or accounting information contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading or that (C) as of its date or the Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes thereto, related schedules and other financial or accounting information contained therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading.

(d)   At the Execution Date and at the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you letters, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect that set forth in Exhibit A hereto, and as to such other matters as the Underwriters may reasonably request.

(e)   (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the Prospectus and the Disclosure Package, and (ii) since the date hereof there shall not have been any change in the capital stock (other than pursuant to the Company's common stock repurchase program, or its dividend reinvestment and other common stock or employee benefit plans), or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as of the date of this Agreement, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering, sale or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus, the Disclosure Package and this Agreement;

(f)   During the period beginning on the date hereof and ending at the Time of Delivery (i) no downgrading shall have occurred in the rating accorded the Company or the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with possible negative implications, to its rating of the Company or of any of the Company's debt securities or preferred stock;

(g)   During the period beginning on the date hereof and ending at the Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or any other exchange or in the over-the-counter market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities involving the United States or the declaration of a national emergency or war by the United States; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or exchange controls in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering, sale or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus, the Disclosure Package and this Agreement;

(h)   The Company shall have complied with the provisions of Section 4 hereof with respect to the furnishing of prospectuses; and

(i)   The Company shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery a certificate or certificates of officers of the Company satisfactory to the Representatives on behalf of the Underwriters as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth subsections (a) and (e) of this Section and as to such other matters as the Underwriters may reasonably request.

7.   (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject. The Company also agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Final Term Sheet or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Final Term Sheet or the Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company through the Representatives expressly for use in the Prospectus as amended or supplemented.

(b)   Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Final Term Sheet or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement, any Issuer Free Writing Prospectus, the Final Term Sheet or the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) are the statements set forth (i) in the fourth paragraph under the caption “Underwriting” in the Prospectus, and (ii) in the eighth paragraph under the caption “Underwriting” in the Prospectus.

(c)     Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)   The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)   If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities pursuant to this Agreement. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from such offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (e) to contribute are several, and not joint, in proportion to their respective underwriting commitments set forth opposite their names in Schedule A.

(f)   The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls an Underwriter, within the meaning of the Securities Act.

8.   (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under this Agreement, the non-defaulting Underwriters may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. In the event that, within the respective prescribed period, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Securities, the non-defaulting Underwriters or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the non-defaulting Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

(b)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such non-defaulting Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the aggregate principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities which such defaulting Underwriter or Underwriters agreed to purchase for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of the defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve the defaulting Underwriter from liability for its default.

9.   The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

10.   All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attn: High Grade Syndicate Desk - 8th Floor, facsimile number: (212) 834-6081 and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Energy East Corporation, 52 Farm View Drive, New Gloucester, Maine 04260-5116, Attn: Treasurer, facsimile number: (207) 688-4331. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

11.   If the Company fails or refuses to comply with the terms or to fulfill any of the conditions of this Agreement other than by reason of default by the Underwriters, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by the Underwriters, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase of the Securities.

12.   This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 7 and 9 hereof, the officers and directors of the Company and each person who controls any Underwriter or the Company, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

13.   As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. Except as expressly provided in this agreement, all capitalized terms used and not defined herein shall have the meanings assigned to them in the Indenture.

14.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15.   The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

16.   This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

Very truly yours,

ENERGY EAST CORPORATION

By:	/s/ F. Michael McClain

	Name:	F. Michael McClain

	Title:	Vice President - Finance, Treasurer & Chief Integration Officer

Accepted as of the date hereof:

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
For themselves and on behalf of the several Underwriters named in Schedule A hereto.

By:	CITIGROUP GLOBAL MARKETS INC.

	By:	/s/ Brian D. Bednarski

Name: Brian D. Bednarski

Title: Director

By:	J.P. MORGAN SECURITIES INC.

	By:	/s/ Robert Bottamedi

Name: Robert Bottamedi

Title: Vice President

SCHEDULE A

Underwriters	Principal Amount of Securities to Be Purchased

Citigroup Global Markets Inc.	$87,500,000

J.P. Morgan Securities Inc.	$87,500,000

Banc of America Securities LLC	$25,000,000

Sovereign Securities Corporation, LLC	$25,000,000

Wachovia Capital Markets LLC	$25,000,000

___________________

Total	$250,000,000

A-1

SCHEDULE B

Free-Writing Prospectus List

Final Term Sheet dated August 14, 2006.

B-1

SCHEDULE C

Energy East Corporation

FORM OF FINAL TERM SHEET

Dated: August 14, 2006

Issuer:	Energy East Corporation

Size:	$250,000,000

Maturity:

Coupon (Interest Rate):

Yield to Maturity:

Spread to Benchmark Treasury:

Benchmark Treasury:

Benchmark Treasury Price and Yield:

Interest Payment Dates:

Redemption Provision:

Price to Public:

Accrued Interest:

Settlement Date:

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling J.P. Morgan Securities Inc. collect at (212) 834-4533 or Citigroup Global Markets Inc. toll free at 1(877) 858-5407.

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EXHIBIT A

Pursuant to Section 6(d) of the Underwriting Agreement, PricewaterhouseCoopers LLC shall furnish letters to the Underwriters to the effect that:

(i)    They are an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission (SEC) and the Public Company Accounting Oversight Board (United States) (PCAOB);

(ii)    In their opinion, the consolidated financial statements of the Company and its subsidiaries audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the SEC;

(iii)    On the basis of procedures (but not an audit in accordance with standards of the PCAOB) consisting of:

(a)
Reading the minutes of meetings of the stockholders and the Board of Directors of the Company and its consolidated subsidiaries since December 31, 2005 as set forth in the minute books through a specified date not more than three business days prior to the date of delivery of such letter;

(b)
Performing the procedures specified by the PCAOB for a review of interim financial information as described in SAS 100, Interim Financial Information, on the unaudited condensed interim financial statements of the Company and its consolidated subsidiaries incorporated by reference in the Registration Statement and reading the unaudited interim financial data for the period from the date of the latest balance sheet incorporated by reference in the Registration Statement to the date of the latest available interim financial data; and

(c)
Making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

(1)   any material modifications should be made to the unaudited condensed interim financial statements, incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles;
(2)   the unaudited condensed interim financial statements, incorporated by reference in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the

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Exchange Act as it applies to Form 10-Q and the related rules and regulations adopted by the SEC;
(3)   (i) at the date of the latest available interim financial data (if any) and at a specified date not more than three business days prior to the date of delivery of such letter, there was any change in the capital stock, increase in long-term debt or any decreases in consolidated net current assets (working capital) or stockholders' equity of the Company and its consolidated subsidiaries as compared with amounts shown in the latest balance sheet incorporated by reference in the Registration Statement or (ii) for the period from the date of the latest income statement incorporated by reference in the Registration Statement to the date of the latest available financial data and for the period from the date of the latest income statement incorporated by reference in the Registration Statement to a specified date not more than three business days prior to delivery of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per-share amounts of net income, except in all instances for changes, increases or decreases which the Registration Statement discloses have occurred or may occur, or they shall state any specific changes, increases or decreases.
(d)
The letter shall also state that they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which were obtained from accounting records which are subject to controls over financial reporting or which has been derived directly from such accounting records of the Company and its consolidated subsidiaries by analysis or computation, which appear in the Registration Statement, or in documents incorporated by reference in the Registration Statement, specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with such records or computations and have found them to be in agreement and such other procedures as the Underwriters may request and PricewaterhouseCoopers LLP are willing to perform and report upon.

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